 091701 8K DOC

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2001

SOLECTRON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-11098	94-2447045
(Commission File Number)	(IRS Employer Identification Number)

777 Gibraltar Drive
Milpitas, California    95035
(Address of principal executive offices including zip code)

408-957-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. Other Events

On September 17, 2001, during the fourth quarter of fiscal 2001 teleconference call, the Registrant gave guidance for the first quarter of fiscal 2002. It expects sales of $2.8 to $3.2 billion dollars.

ITEM 7. Exhibit

Exhibit 99.1 September 17, 2001, fourth quarter financial statements

Exhibit 99.2 September 17, 2001, press release regarding the registrant's stock repurchase program.

Exhibit 99.1

SOLECTRON CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)

                                              Three Months Ended         Twelve Months Ended
                                                  August 31,                  August 31,
                                      --------------------------  --------------------------
                                          2001          2000          2001          2000
                                      ------------  ------------  ------------  ------------
Net sales........................... $    3,594.9  $    4,736.2  $   18,692.3  $   14,137.5
Cost of sales.......................      3,387.4       4,323.3      17,206.2      12,862.2
                                      ------------  ------------  ------------  ------------
Gross profit........................        207.5         412.9       1,486.1       1,275.3
Operating expenses:
  Selling, general and
    administrative..................        245.4         147.7         827.9         467.1
  Research and development..........         14.1          16.1          69.9          60.8
  Goodwill amortization expense.....         53.8           1.4         139.9           5.3
  Acquisition costs.................          0.2           1.3          29.7          26.8
  Restructuring and
    impairment costs................        207.0           3.4         517.3          11.1
                                      ------------  ------------  ------------  ------------
      Operating (loss) income.......       (313.0)        243.0         (98.6)        704.2
Interest income.....................         21.0          39.5         116.9         106.9
Interest expense....................        (48.0)        (31.0)       (176.0)        (71.6)
                                      ------------  ------------  ------------  ------------
(Loss) income before income taxes
  and cumulative effect of
  change in accounting principle....       (340.0)        251.5        (157.7)        739.5
Income taxes........................        (89.7)         80.5         (34.2)        238.8
                                      ------------  ------------  ------------  ------------
(Loss) income before cumulative
  effect of change in
  accounting principle..............       (250.3)        171.0        (123.5)        500.7
Cumulative effect of change
  in accounting principle
  for start-up costs, net of
  $1.6 income tax benefit...........            --            --            --         (3.5)
                                      ------------  ------------  ------------  ------------
     Net (loss) income.............. $     (250.3) $      171.0  $     (123.5) $      497.2
                                      ============  ============  ============  ============
Basic net (loss) income per share:
 (Loss) income before cumulative
  effect of change in
  accounting principle.............. $      (0.38) $       0.28  $      (0.19)         0.84
 Cumulative effect of change
  in accounting principle...........            --            --            --        (0.01)
                                      ------------  ------------  ------------  ------------
                                     $      (0.38) $       0.28  $      (0.19)         0.83
                                      ============  ============  ============  ============
 Diluted net (loss) income per share
  (Loss) income before cumulative
   effect of change in
   accounting principle............. $      (0.38) $       0.27  $      (0.19)         0.80
  Cumulative effect of change
   in accounting principle..........            --            --            --        --
                                      ------------  ------------  ------------  ------------
                                     $      (0.38) $       0.27  $      (0.19)         0.80
                                      ============  ============  ============  ============
Shares used to compute net
 (loss) income per share:
     Basic..........................        657.3         604.2         641.8         599.4
                                      ============  ============  ============  ============

     Diluted........................        657.3         625.9         641.8         623.5
                                      ============  ============  ============  ============

                     SOLECTRON CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                  (In millions)

                                                        August 31      August 31,
                                                           2001          2000
                                                       ------------  ------------

ASSETS
Current assets:
  Cash, cash equivalents and short-term investments.. $    2,790.1  $    2,434.1
  Accounts receivable, net...........................      2,443.6       2,146.3
  Inventories........................................      3,209.9       3,787.3
  Prepaid expenses and other current assets..........        260.5         260.5
                                                       -----------   ------------
    Total current assets.............................      8,704.1       8,628.2
Net property and equipment...........................      1,304.7       1,080.4
Other assets.........................................        934.4         627.4
Goodwill.............................................      1,987.2          39.6
                                                       ------------  ------------
Total assets......................................... $   12,930.4  $   10,375.6
                                                       ============  ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.................................... $      306.2          69.2
  Accounts payable...................................      1,786.1       2,694.1
  Accrued employee compensation......................        166.5         179.8
  Accrued expenses...................................        363.7         262.5
  Other current liabilities..........................         66.8          11.2
                                                       ------------  ------------
    Total current liabilities........................      2,689.3       3,216.8
Long-term debt.......................................      5,027.5       3,319.5
Other long-term liabilities..........................         62.9          37.2
                                                       ------------  ------------
    Total liabilities................................      7,779.7       6,573.5
                                                       ------------  ------------
Committments

Stockholders' equity:
  Common stock.......................................          0.7           0.6
  Additional paid-in capital.........................      3,877.6       2,259.1
  Retained earnings..................................      1,531.6       1,656.8
  Accumulated other comprehensive losses.............       (259.2)       (114.4)
                                                       ------------  ------------
     Total stockholders' equity......................      5,150.7       3,802.1
                                                       ------------  ------------
Total liabilities and stockholders' equity........... $   12,930.4  $   10,375.6
                                                       ============  ============

Exhibit 99.2

Solectron Announces $200 Million

Stock Repurchase Program

For Immediate Release: Sept. 17, 2001

MILPITAS, Calif. -- Solectron Corporation (NYSE: SLR), the leading global provider of electronics manufacturing and supply-chain management services, today said its board of directors has authorized a $200 million stock repurchase program.

Under the program, the company may repurchase its common shares in the open market beginning when New York Stock Exchange trading resumes today, and from time to time thereafter. Repurchases will be funded by the company's cash resources. Solectron has 658.3 million shares of common stock outstanding.

"With this authorization, our board is demonstrating confidence in the financial markets and in the strength of Solectron," said Kiran Patel, executive vice president and chief financial officer for Solectron. "We believe this support is in the best interests of our shareholders."

Separately today, Solectron issued a news release reporting its fourth-
quarter and fiscal 2001 financial results.

All monetary amounts are stated in U.S. dollars.

About Solectron

Solectron (www.solectron.com)
provides a full range of global manufacturing and supply-chain management services to the world's premier high-tech electronics
companies. Solectron's offerings include new-product design
and introduction services, materials management, high-tech product manufacturing, and product warranty and end-of-life support. Solectron, the first two-time winner of the Malcolm Baldrige National Quality Award, has a full range of industry-leading capabilities on five continents. Its headquarters are in Milpitas, Calif.

Safe Harbor

This news release contains forward-looking statements regarding our outlook for the future, including expected margin improvement in the coming year, our position in the industry, and the expected timing of completion and impact of the acquisitions noted below.  Our statements are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially.

These risks and uncertainties include the length and severity of the current economic downturn and our ability to manage customer demand through the downturn, the ability to effectively integrate recently completed and currently pending acquisitions including Shinei International, MCC/Sequel and the recently announced pending acquisition of C-MAC Industries, the impact of events occurring on Sept. 11, 2001, risk of price fluctuation, reliance on major customers, the length and severity of the current economic slowdown in the electronics technology sector, fluctuations in operating results, changes in technology, competition, the ability to manage rapid growth, the ability to manage rapid declines in customer demand, the ability to manage business integration, risks associated with international sales and operations, interest rate risk, environmental regulations, market risk, segment risk, the ability to retain key personnel and intellectual property rights enforcement. For a further list and description of risks and uncertainties, see the reports filed by
Solectron with the Securities and Exchange Commission, specifically forms 8-K,
10-Q, S-3, S-4 and 10-K. Solectron disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

###

Media Contact:

Kevin Whalen, Solectron Corporation, (408) 956-6854 (U.S.),
kevinwhalen@ca.slr.com

Analysts Contact:

Thomas Alsborg, Solectron Corporation, (408) 956-6614 (U.S.),
thomasalsborg@ca.slr.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLECTRON CORPORATION

(Registrant)

Date: September 18, 2001

/s/ Kiran Patel

--------------------------------------------

Kiran Patel

Executive Vice President and Chief Financial Officer (Principal
Financial and Accounting Officer)